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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07613


                               Pioneer Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2003 through December 31, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.

PIONEER
                                     -------
                                      FUND

                                     Annual
                                     Report

                                    12/31/03

                                 [LOGO] PIONEER
                                        Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                       1

Portfolio Summary                                                           2

Performance Update                                                          3

Portfolio Management Discussion                                             8

Schedule of Investments                                                    12

Financial Statements                                                       21

Notes to Financial Statements                                              30

Report of Independent Auditors                                             38

Trustees, Officers and Service Providers                                   39

Pioneer Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/03
--------------------------------------------------------------------------------

Dear Shareowners,
--------------------------------------------------------------------------------
The nation's stock markets snapped back dramatically last year, following a prolonged period of weakness. As it became clear that the war would not be a long-term economic burden and that the U.S. economy was expanding at a convincing pace, investors left safer havens like Treasury securities to seek better returns elsewhere. The result was a powerful uptrend that began in March and was intact at year-end.

Led by smaller-capitalization issues, stocks of all sizes across a range of industries shared in the broad-based rally that saw major market indices rise for the first time since 1999. Technology issues were the biggest beneficiaries, as positive economic data suggested that increased capital outlays were imminent. Corporate bonds also recorded strong returns, with the sharpest gains coming in lower quality bonds whose issuers rely on economic growth to expand earnings. Overseas, emerging market equities were standout performers as bonds and stocks advanced in many global markets, thanks in part to currency gains versus the sagging U.S. dollar.

Here at home, strong economic stimulants, including lower taxes and historically low interest rates, had the desired effect, with domestic GDP growth coming in at 8.2% in the third quarter. A striking increase in worker productivity provided a boost to corporate profits and manufacturing activity rose broadly. But the failure of the economy to consistently create jobs remained a troublesome concern as the new year began.

Markets may segment
Last year's across-the-board strength is unusual and unlikely to continue for long. Eventually, the markets should revert to historic form, favoring some sectors and shunning others, depending on the prospects for each industry or investment type. Under those more typical conditions, deciding which investments to own more of, or where to cut exposure, can be challenging. Fortunately, it's also an area in which the guidance of an experienced investment professional can be most valuable.

A few words on fund industry developments
You may have read or seen media reports alleging failure by some mutual fund companies to comply with various industry rules or internal policies relating to excessive trading and late trading of mutual fund shares. We recognize and share with the investing public and our industry the concerns raised by these matters. The prospectuses for the Pioneer products describe the policies regarding excessive trading and the time by which orders for fund shares must be placed to receive that day's price. Pioneer's internal procedures are designed to detect activities that are inconsistent with these policies.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
Pioneer Investment Management, Inc.
President

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART]

U.S. Common Stocks                            91.5%
Depositary Receipts for International Stocks   3.8%
Temporary Cash Investment                      2.4%
International Common Stocks                    2.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[PIE CHART]

Information Technology                        18.3%
Financials                                    16.3%
Industrials                                   14.0%
Consumer Discretionary                        11.1%
Health Care                                   10.4%
Consumer Staples                              10.9%
Energy                                         7.9%
Materials                                      5.7%
Telecommunication Services                     3.6%
Utilities                                      1.8%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1.    ChevronTexaco Corp.          3.10%      6.    Rio Tinto Plc                       1.74%
  2.    IBM Corp.                    2.38       7.    Target Corp.                        1.68
  3.    Exxon Mobil Corp.            1.95       8.    Intel Corp.                         1.65
  4.    SBC Communications, Inc.     1.85       9.    Walgreen Co.                        1.64
  5.    McGraw-Hill Co., Inc.        1.78      10.    T. Rowe Price Associates, Inc.      1.57

This list excludes money market and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 12/31/03    12/31/02
                          $38.00      $30.76

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 12/31/03)       Dividends   Capital Gains   Capital Gains
                          $0.2832     $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index.

Value of $10,000 Investment

[MOUNTAIN CHART PLOT POINTS]

-----------------------------------------------------
  Date             Pioneer Fund*       S&P 500 Index
-----------------------------------------------------
12/31/1993             $9,425            $10,000
                       $9,370            $10,131
12/31/1995            $11,867            $13,932
                      $14,205            $17,125
12/31/1997            $19,669            $22,835
                      $25,373            $29,365
12/31/1999            $29,337            $35,542
                      $29,371            $32,312
12/31/2001            $26,103            $28,482
                      $20,814            $22,189
12/31/2003            $25,929            $28,551

Average Annual Total Returns
(As of December 31, 2003)

            Net Asset  Public Offering
Period        Value       Price*
  10 Years   10.65%       10.00%
  5 Years     0.42        -0.76
  1 Year     24.58        17.40


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 12/31/03    12/31/02
                          $37.18      $30.14

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 12/31/03)       Dividends   Capital Gains   Capital Gains
                          $0.0200     $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund, compared to that of the Standard & Poor's
(S&P) 500 Index.

Value of $10,000 Investment

[MOUNTAIN CHART PLOT POINTS]

-----------------------------------------------------
  Date             Pioneer Fund*       S&P 500 Index
-----------------------------------------------------
  7/1/1996           $10,000             $10,000
                     $10,991             $11,081
12/31/1997           $15,079             $14,777
                     $19,275             $18,999
12/31/1999           $22,094             $22,996
                     $21,927             $20,903
12/31/2001           $19,323             $18,421
                     $15,274             $14,351
12/31/2003           $18,854             $18,465

Average Annual Total Returns
(As of December 31, 2003)

                     If          If
Period              Held      Redeemed*
  Life-of-Class
  (7/1/96)          8.82%       8.82%
  5 Years          -0.45       -0.63
  1 Year           23.44       19.44

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions at net asset value. The maximum CDSC of 4% declines over six years.

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/03   12/31/02
                 $36.84     $29.84

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 12/31/03)       Dividends   Capital Gains   Capital Gains
                          $0.0300     $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index.

Value of $10,000 Investment

[MOUNTAIN CHART PLOT POINTS]

-----------------------------------------------------
  Date             Pioneer Fund*     S&P 500 Index
-----------------------------------------------------
  7/1/1996            $10,000            $9,900
                      $11,081           $10,764
12/31/1997            $14,777           $14,774
                      $18,999           $18,888
12/31/1999            $22,996           $21,661
                      $20,903           $21,505
12/31/2001            $18,421           $18,959
                      $14,351           $15,002
12/31/2003            $18,465           $18,539

Average Annual Total Returns
(As of December 31, 2003)

                    Net Asset    Public Offering
Period                Value        Price/CDSC*
  Life-of-Class
  (7/1/96)             8.73%          8.58%
  5 Years             -0.39          -0.58
  1 Year              23.58          22.35

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS R SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 12/31/03    4/1/03***
                          $38.06      $29.24

Distributions per Share   Income      Short-Term      Long-Term
(4/1/03 - 12/31/03)       Dividends   Capital Gains   Capital Gains
                          $0.2332     $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index.

Value of $10,000 Investment

[MOUNTAIN CHART PLOT POINTS]

-----------------------------------------------------
  Date             Pioneer Fund*       S&P 500 Index
-----------------------------------------------------
12/31/1993           $10,000            $10,000
                      $9,957            $10,131
12/31/1995           $12,648            $13,932
                     $15,152            $17,125
12/31/1997           $20,962            $22,835
                     $27,113            $29,365
12/31/1999           $31,368            $35,542
                     $31,447            $32,312
12/31/2001           $27,923            $28,482
                     $22,258            $22,189
12/31/2003           $27,722            $28,551

Average Annual Total Returns**
(As of December 31, 2003)
                    If          If
Period             Held      Redeemed*
  10 Years**      10.73%      10.73%
  5 Years          0.44        0.44
  1 Year          24.55       23.55


All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of 1% CDSC. Shares sold within 18 months of purchase may be subject to the CDSC.

** Class R shares have no front-end load, may be subject to a back-end load and are available to certain retirement plans. The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. You do not pay a sales charge on purchases of Class R shares, but will pay a CDSC if you sell your shares within 18 months of purchase, unless you qualify for a waiver.

*** Class R shares were first publicly offered on April 1, 2003.

    The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

    Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                            CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 12/31/03    12/31/02
                          $38.09      $30.82

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 12/31/03)       Dividends   Capital Gains   Capital Gains
                          $0.4236     $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund, compared to that of the Standard & Poor's
(S&P) 500 Index.

Value of $10,000 Investment

[MOUNTAIN CHART PLOT POINTS]

-----------------------------------------------------
  Date             Pioneer Fund*       S&P 500 Index
-----------------------------------------------------
  5/6/1999           $10,000             $10,000
12/31/1999           $10,800             $11,126
                     $10,854             $10,113
12/31/2001            $9,687              $8,912
                      $7,758              $6,943
12/31/2003            $9,708              $8,934

Average Annual Total Returns*
(As of December 31, 2003)
                        If            If
Period                 Held        Redeemed
  Life-of-Class
  (5/6/99)            -0.63%        -0.63%
  1 Year              25.13         25.13

All returns reflect reinvestment of distributions at net asset value.

*   Assumes reinvestment of distributions.

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/03
--------------------------------------------------------------------------------

In the following discussion, portfolio manager John Carey reviews the year ended December 31, 2003, and Pioneer Fund's performance over this period.

Q: Please discuss the stock market in 2003 and the investment results of Pioneer Fund.

A: Strong corporate-earnings comparisons led investors to push share prices higher during 2003. Confidence in the economic recovery built gradually during the year, as the positive effects of historically low interest rates, Federal income-tax cuts, and the weak U.S. dollar converged to revive industrial America. Growth in capital spending, especially in information technology, accompanied continued strong consumer activity to support big gains in the gross domestic product numbers in the second half of the year. While some of the worries that investors have had over the past couple of years - namely, corporate scandals, the terrorist threat, and government budget deficits - threatened to bubble over from time to time, they evidently did not seem to discourage too many people from buying shares once again. So, after approximately three years of "bearish" market conditions, the U.S. stock market generated large gains in 2003.

    We are pleased to report positive results for Pioneer Fund. For the year as a whole, Class A shares of Pioneer Fund showed a total return at net asset value of 24.58%, versus a total return for the average fund in the Lipper Large Cap Core universe of 25.59% and a total return on the Standard & Poor's 500 Index of 28.67%. As we discussed in our semiannual letter in June, we fell behind somewhat in the first two or three months of the year, but then began to perform much more in line with our benchmark. Continuing that trend, the Fund recorded a total return on Class A shares at net asset value of 15.79% in the second half of the year, versus total returns of 13.75% for the average Lipper Large Cap Core fund and 15.14% for the S&P 500 in that same six months ended December 31, 2003. We were very happy for that relative improvement, which came as some of our materials and industrials stocks in particular finally justified the investment commitment we had made to them.

Pioneer Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Taking the year as a whole, our strongest performance contribution came from our investment exposure to materials, particularly metals and mining. Phelps Dodge (copper), Alcoa (aluminum), and Rio Tinto (diversified mining) all did extremely well for us, and we also realized a large percentage gain on our position in Newmont Mining (gold) when we sold it in the fourth quarter. We likewise did quite well with our investments in financials, where our successful stock selection more than made up for our underweight position in that sharply appreciating sector. One of our stand-out gainers was T. Rowe Price Associates, which shot up more than 70%. Finally, in industrials, an above-average performing sector where we were overweight, we had exceptional performance from PACCAR (heavy trucks) and Caterpillar (construction equipment).

    With respect to sector investments that detracted from relative performance, consumer discretionary was the major culprit, followed at a distance by consumer staples, health care, and utilities. Both of the consumer sectors saw the biggest returns from turnaround stories; we favored, as we usually do, the stronger and steadier consumer businesses. For instance, retailers that had struggled during the recession came back to life and excited investors as the economy recovered. We had maintained positions in companies that had held up relatively well in the recession and then did not show such dramatic improvement.

Q: The Fund's largest sector position, accounting for about 19% of portfolio net assets at year end, was information technology. Can you discuss your technology investments and how they fared during the year?

A: Technology was a profitable area for Pioneer Fund in 2003. We had an average of 17.45% of the portfolio invested there, versus an average of 16.39% for the Standard & Poor's 500. Our investments in technology rose in value by about 45%, versus about 47% for the technology sector within the S&P. We owned many of the top-performing tech names, though our smaller positions relative to their market weights in two of the very biggest large-cap winners, Cisco Systems and Intel, slightly impaired our relative returns. As long-term investments, we have also favored some of the information-technology services companies, such as Automatic Data Processing, DST Systems, and Fiserv, all of which lagged the

Pioneer Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/03                           (continued)
--------------------------------------------------------------------------------

    overall tech sector in a year when investors were again intrigued with internet stocks and, it seemed, almost any stock that had fallen to very, very low price levels. Strongest contributions to Fund performance came from our overweight positions in the fabulously performing Applied Materials (up more than 70%), Altera (up more than 80%), and Texas Instruments (up more than 90%).

    As we look ahead over the next couple of years, we believe there will be continued opportunities for profits from technology investments. However, we would be dumbstruck if the technology sector notched another year of such extraordinary performance relative to the rest of the market. Our emphasis will continue to be on more conservatively priced names in the sector. Accordingly, during the second half of the year, we added shares of Hewlett-Packard, a specialist in computer printing and also a large-scale provider of many other types of computer gear, and sold our positions in Electronic Arts and Veeco Instruments after the stocks had recorded large increases in price.

Q: You've touched already on some of your recent changes in the portfolio. Did you make other changes as well?

A: Yes, aside from the changes we made in our technology and materials holdings, we added four stocks to the portfolio in the second half, and we deleted six. Biomet is a leading manufacturer of orthopedic implants, principally artificial knees and hips, and impresses us with its outstanding management and strong future earnings potential. Charter One Financial, an Ohio-based bank, has a conservative lending record, tight cost controls, attractive returns, and a dividend yield above 3%. Philadelphia Suburban is one of the most important remaining publicly-traded water utilities in the U.S., with an unbroken record of annual dividend payments going back to 1939. Shareowners will also note a small holding in Medco Health Solutions, a pharmacy benefit manager "spun out" to us by its former parent, Merck.

    After holding the stock for fifty years, we at last took profits on our position in Greif Brothers. Always a cyclical stock, Greif had again reached a valuation we regarded as ample. We also booked substantial gains on three of our long-held financial stocks, Huntington Bancshares, Morgan Stanley, and Marsh & McLennan.

Pioneer Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Finally, we disposed of another stock we had received in a distribution, Del Monte Foods, and we sold Dow Chemical.

Q:  What is your outlook for 2004?

A: While we maintain a cautious approach with respect to balance sheets, we see increasing evidence that the strong economic recovery is assisting companies that are financially weaker and, if not altogether curing, at least alleviating some of their financial problems. We shall therefore be looking especially hard during the coming months for companies falling into that category. Without dipping very far down on the quality scale, we do want our shareowners to benefit from some of the above-average appreciation potential existing in such special situations and contrarian stories. Otherwise, we think that investors will do well to focus more on dividends this year, particularly in view of the Federal tax law change and the reduced, maximum 15% rate on qualified dividends. It may well be a bumpier year, with interest rates likely to rise and of course all the heated election-year debate. There might also be rotation out of some stocks and sectors that have risen to high price-to-earnings multiples and perhaps into some stocks and sectors that underperformed in 2003.

    On the whole we remain positive in our outlook because of the good prognosis for corporate earnings. Thank you for your continued support.

    Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03
--------------------------------------------------------------------------------

   Shares                                                         Value
              COMMON STOCKS - 99.4%
              Energy - 7.8%
              Integrated Oil & Gas - 7.0%
  660,044     ConocoPhillips                             $   43,279,085
2,270,500     ChevronTexaco Corp.                           196,148,495
  900,000     Royal Dutch Petroleum Co.                      47,151,000
  700,000     Shell Transport & Trading Co. (A.D.R.)         31,521,000
3,006,986     Exxon Mobil Corp.                             123,286,426
                                                         --------------
                                                         $  441,386,006
                                                         --------------
              Oil & Gas Drilling - 0.8%
  451,252     Transocean Offshore Inc.*                  $   10,834,561
1,140,200     Smith International, Inc.*                     47,341,104
                                                         --------------
                                                         $   58,175,665
                                                         --------------
              Total Energy                               $  499,561,671
                                                         --------------
              Materials - 5.6%
              Aluminum - 0.9%
1,626,000     Alcoa, Inc.                                $   61,788,000
                                                         --------------
              Commodity Chemicals - 1.1%
  500,000     Air Products & Chemicals, Inc.             $   26,415,000
  916,896     E.I. du Pont de Nemours and Co.                42,076,357
                                                         --------------
                                                         $   68,491,357
                                                         --------------
              Diversified Chemicals - 0.4%
  400,000     PPG Industries, Inc.                       $   25,608,000
                                                         --------------
              Diversified Metals & Mining - 2.7%
  797,900     Phelps Dodge Corp.*                        $   60,712,211
4,000,000     Rio Tinto Plc*                                109,878,047
                                                         --------------
                                                         $  170,590,258
                                                         --------------
              Paper Products - 0.5%
1,080,000     Meadwestvaco Corp                          $   32,130,000
                                                         --------------
              Total Materials                            $  358,607,615
                                                         --------------
              Capital Goods - 8.4%
              Aerospace & Defense - 2.5%
  600,000     Boeing Co.                                 $   25,284,000
1,012,300     General Dynamics Corp.                         91,501,797
  800,000     Lockheed Martin Corp.                          41,120,000
                                                         --------------
                                                         $  157,905,797
                                                         --------------

12   The accompanying notes are an integral part of these financial statements.

Pioneer Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                      Value
              Electrical Component & Equipment - 0.6%
  445,800     Emerson Electric Co.                       $   28,865,550
  315,500     General Electric Co.                            9,774,190
                                                         --------------
                                                         $   38,639,740
                                                         --------------
              Industrial Conglom - 2.8%
  480,800     Illinois Tool Works, Inc.                  $   40,343,928
  563,300     Johnson Controls Inc.                          65,410,396
  750,000     United Technologies Corp.                      71,077,500
                                                         --------------
                                                         $  176,831,824
                                                         --------------
              Industrial Machinery - 2.5%
  900,000     Caterpillar, Inc.                          $   74,718,000
1,300,000     Deere & Co.                                    84,565,000
                                                         --------------
                                                         $  159,283,000
                                                         --------------
              Total Capital Goods                        $  532,660,361
                                                         --------------
              Commercial Services & Supplies - 1.7%
              Employment Services - 0.8%
2,133,800     Robert Half International, Inc.*           $   49,802,892
                                                         --------------
              Office Services & Supplies - 0.9%
1,243,900     Canon, Inc. (A.D.R.)                       $   59,259,396
                                                         --------------
              Total Commercial Services & Supplies       $  109,062,288
                                                         --------------
              Transportation - 3.8%
              Airlines - 0.9%
3,538,600     Southwest Airlines Co.                     $   57,113,004
                                                         --------------
              Railroads - 2.4%
1,054,200     Burlington Northern, Inc.                  $   34,103,370
3,730,100     Norfolk Southern Corp.                         88,216,865
  375,000     Philadelphia Suburban Corp.                     8,287,500
  320,800     Union Pacific Corp.                            22,289,184
                                                         --------------
                                                         $  152,896,919
                                                         --------------
              Trucking - 0.5%
  450,000     United Parcel Service                      $   33,547,500
                                                         --------------
              Total Transportation                       $  243,557,423
                                                         --------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                   (continued)
--------------------------------------------------------------------------------

   Shares                                               Value
              Automobiles & Components - 1.1%
              Automobile Manufacturers - 1.1%
  825,000     PACCAR, Inc.                          $ 70,224,000
                                                    ------------
              Total Automobiles & Components        $ 70,224,000
                                                    ------------
              Consumer Durables & Apparel - 0.1%
              Photographic Products - 0.1%
  250,100     Eastman Kodak Co.                     $  6,420,067
                                                    ------------
              Total Consumer Durables & Apparel     $  6,420,067
                                                    ------------
              Media - 6.2%
              Advertising - 1.2%
  890,200     Omnicom Group                         $ 77,741,166
                                                    ------------
              Publishing - 5.0%
  443,000     Dow Jones & Company, Inc.             $ 22,083,550
1,000,000     Gannett Co.                             89,160,000
3,494,400     John Wiley & Sons, Inc.+                90,959,232
1,606,000     McGraw-Hill Co., Inc.                  112,291,520
                                                    ------------
                                                    $314,494,302
                                                    ------------
              Total Media                           $392,235,468
                                                    ------------
              Retailing - 3.6%
              Department Stores - 0.5%
1,234,800     May Department Stores Co.             $ 35,895,636
                                                    ------------
              General Merchandise Stores - 2.1%
  700,000     Family Dollar Stores, Inc.            $ 25,116,000
2,760,000     Target Corp.                           105,984,000
                                                    ------------
                                                    $131,100,000
                                                    ------------
              Home Improvement Retail - 0.9%
1,000,000     Lowe's Companies, Inc.                $ 55,390,000
                                                    ------------
              Specialty Stores - 0.1%
  305,700     Barnes & Noble, Inc.*                 $ 10,042,245
                                                    ------------
              Total Retailing                       $232,427,881
                                                    ------------
              Food & Drug Retailing - 3.5%
              Drug Retail - 1.6%
2,851,200     Walgreen Co.                          $103,726,656
                                                    ------------
              Food Distributors - 1.0%
1,732,400     Sysco Corp.                           $ 64,497,252
                                                    ------------

14   The accompanying notes are an integral part of these financial statements.

Pioneer Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                      Value
               Hypermarkets & Supercenters - 0.9%
1,052,000      Wal-Mart Stores, Inc.                      $ 55,808,600
                                                          ------------
               Total Food & Drug Retailing                $224,032,508
                                                          ------------
               Food Beverage & Tobacco - 4.8%
               Packaged Foods & Meats - 3.8%
1,766,000      Campbell Soup Co.                          $ 47,328,800
  960,600      General Mills, Inc.                          43,515,180
1,496,150      H.J. Heinz Co., Inc.                         54,504,745
  550,000      Hershey Foods Corp.                          42,344,500
2,558,900      Sara Lee Corp.                               55,553,719
                                                          ------------
                                                          $243,246,944
                                                          ------------
               Soft Drinks - 1.0%
1,357,900      PepsiCo, Inc.                              $ 63,305,298
                                                          ------------
               Total Food Beverage & Tobacco              $306,552,242
                                                          ------------
               Household & Personal Products - 2.5%
               Household Products - 2.5%
1,358,600      Colgate-Palmolive Co.                      $ 67,997,930
  900,000      Procter & Gamble Co.                         89,892,000
                                                          ------------
                                                          $157,889,930
                                                          ------------
               Total Household & Personal Products        $157,889,930
                                                          ------------
               Health Care Equipment & Services - 4.6%
               Health Care Distributors - 2.4%
1,233,300      Abbott Laboratories                        $ 57,471,780
1,900,000      Johnson & Johnson Co.                        98,154,000
                                                          ------------
                                                          $155,625,780
                                                          ------------
               Health Care Equipment - 1.5%
1,532,800      Becton, Dickinson & Co.                    $ 63,059,392
  900,000      Biomet, Inc.                                 32,769,000
                                                          ------------
                                                          $ 95,828,392
                                                          ------------
               Health Care Services - 0.1%
  168,912      Medco Health Solutions, Inc.*              $  5,741,319
                                                          ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                   (continued)
--------------------------------------------------------------------------------

   Shares                                                     Value
              Managed Health Care - 0.6%
  320,000     United Healthcare Group, Inc.              $ 18,617,600
  170,000     Wellpoint Health Networks Inc.*              16,488,300
                                                         ------------
                                                         $ 35,105,900
                                                         ------------
              Total Health Care Equipment & Services     $292,301,391
                                                         ------------
              Pharmaceuticals & Biotechnology - 5.7%
              Pharmaceuticals - 5.7%
  949,000     Eli Lilly & Co.                            $ 66,743,170
1,400,600     Merck & Co., Inc.                            64,707,720
1,200,000     Novartis AG (A.D.R.)                         55,068,000
1,600,000     Pfizer, Inc.                                 56,528,000
  389,800     Roche Holdings AG*                           39,256,923
4,792,800     Schering-Plough Corp.                        83,346,792
                                                         ------------
                                                         $365,650,605
                                                         ------------
              Total Pharmaceuticals & Biotechnology      $365,650,605
                                                         ------------
              Banks - 6.3%
              Diversified Banks - 1.7%
  550,000     Bank of America Corp.                      $ 44,236,500
  272,700     Charter One Financial, Inc.                   9,421,785
  900,000     Wells Fargo & Co.                            53,001,000
                                                         ------------
                                                         $106,659,285
                                                         ------------
              Regional Banks - 3.8%
  755,700     First Tennessee National Corp.             $ 33,326,370
2,864,648     National City Corp.                          97,226,153
1,150,000     SunTrust Banks, Inc.                         82,225,000
  439,200     Zions Bancorporation                         26,936,136
                                                         ------------
                                                         $239,713,659
                                                         ------------
              Thrifts & Mortgage Finance - 0.8%
1,340,760     Washington Mutual, Inc.                    $ 53,791,291
                                                         ------------
              Total Banks                                $400,164,235
                                                         ------------

16    The accompanying notes are an integral part of these financial statements.

Pioneer Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                      Value
               Diversified Financials - 6.4%
               Asset Management & Custody Banks - 4.5%
2,246,800      The Bank of New York Co., Inc.             $ 74,414,016
1,015,500      Federated Investors Inc.                     29,815,080
1,613,600      State Street Corp.                           84,036,288
2,100,000      T. Rowe Price Associates, Inc.               99,561,000
                                                          ------------
                                                          $287,826,384
                                                          ------------
               Consumer Finance - 0.7%
  900,000      American Express Co.                       $ 43,407,000
                                                          ------------
               Investment Banking & Brokerage - 1.2%
1,242,000      Merrill Lynch & Co., Inc.                  $ 72,843,300
                                                          ------------
               Total Diversified Financials               $404,076,684
                                                          ------------
               Insurance - 3.6%
               Multi-Line Insurance - 1.0%
  962,218      American International Group, Inc.         $ 63,775,809
                                                          ------------
               Property & Casualty Insurance - 2.6%
1,174,200      Chubb Corp.                                $ 79,963,020
  760,400      Safeco Corp.                                 29,602,372
1,366,300      St. Paul Companies, Inc.                     54,173,795
                                                          ------------
                                                          $163,739,187
                                                          ------------
               Total Insurance                            $227,514,996
                                                          ------------
               Software & Services - 6.3%
               Application Software - 3.6%
  916,000      Adobe Systems, Inc.                        $ 35,998,800
  909,600      BMC Software, Inc.*                          16,964,040
3,080,000      Microsoft Corp.                              84,823,200
2,000,000      Synopsys, Inc.*                              67,520,000
  600,000      Symantec Corp.*                              20,790,000
                                                          ------------
                                                          $226,096,040
                                                          ------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                   (continued)
--------------------------------------------------------------------------------

   Shares                                                           Value
               Data Processing & Outsourced Services - 2.7%
1,014,200      Automatic Data Processing, Inc.                 $ 40,172,462
1,183,100      Computer Sciences Corp.*                          52,328,513
  552,800      DST Systems, Inc.*                                23,084,928
1,000,000      Electronic Data Systems Corp.                     24,540,000
  551,250      Fiserv, Inc.*                                     21,779,888
  400,000      SunGard Data Systems, Inc.*                       11,084,000
                                                               ------------
                                                               $172,989,791
                                                               ------------
               Total Software & Services                       $399,085,831
                                                               ------------
               Technology Hardware & Equipment - 7.1%
               Communications Equipment - 2.6%
1,000,000      Cisco Systems, Inc.*                            $ 24,290,000
4,408,261      Motorola, Inc.                                    62,024,232
3,100,000      Nokia Corp. (A.D.R.)                              52,700,000
  500,000      Qualcomm, Inc.                                    26,965,000
                                                               ------------
                                                               $165,979,232
                                                               ------------
               Computer Hardware - 4.5%
  541,100      Diebold, Inc.                                   $ 29,149,057
1,625,000      Dell, Inc.*                                       55,185,000
  500,000      Hewlett-Packard Co.                               11,485,000
1,624,000      IBM Corp.                                        150,512,320
8,300,000      Sun Microsystems, Inc.*                           37,267,000
                                                               ------------
                                                               $283,598,377
                                                               ------------
               Total Technology Hardware & Equipment           $449,577,609
                                                               ------------
               Semiconductors - 4.9%
               Semiconductor Equipment - 1.8%
3,074,000      Applied Materials, Inc.*                        $ 69,011,300
  977,000      Novellus Systems, Inc.*                           41,082,850
                                                               ------------
                                                               $110,094,150
                                                               ------------
               Semiconductors - 3.1%
  458,300      Altera Corp.*                                   $ 10,403,410
3,240,000      Intel Corp.                                      104,328,000
2,868,000      Texas Instruments, Inc.                           84,261,840
                                                               ------------
                                                               $198,993,250
                                                               ------------
               Total Semiconductors                            $309,087,400
                                                               ------------

18    The accompanying notes are an integral part of these financial statements.

Pioneer Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                           Value
              Telecommunication Services - 3.6%
              Integrated Telecommunication Services - 3.6%
  505,448     Alltel Corp.                                    $   23,543,768
3,059,600     BellSouth Corp.                                     86,586,680
4,495,637     SBC Communications, Inc.                           117,201,257
                                                              --------------
                                                              $  227,331,705
                                                              --------------
              Total Telecommunication Services                $  227,331,705
                                                              --------------
              Utilities - 1.8%
              Electric Utilities - 1.2%
  710,000     American Electric Power Co., Inc.               $   21,662,100
  750,000     Consolidated Edison, Inc.                           32,257,500
  700,000     Southern Co.                                        21,175,000
                                                              --------------
                                                              $   75,094,600
                                                              --------------
              Gas Utilities - 0.6%
  558,600     KeySpan Energy Corp.                            $   20,556,480
  767,533     Vectren Corp.                                       18,919,686
                                                              --------------
                                                              $   39,476,166
                                                              --------------
              Total Utilities                                 $  114,570,766
                                                              --------------
              TOTAL COMMON STOCKS
              (Cost $4,062,490,196)                           $6,322,592,676
                                                              --------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                   (continued)
--------------------------------------------------------------------------------

Principal
Amount                                                              Value
                TEMPORARY CASH INVESTMENTS - 2.4%
                Repurchase Agreement - 0.8%
$50,300,000     UBS Warburg, Inc., 0.73%, Dated 12/31/03,
                repurchase price of $50,300,000 plus accrued
                interest on 1/2/04 collateralized by
                $39,521,900 U.S. Treasury Bill, 6.75%, 6/30/04
                and $11,093,000 U.S. Treasury Bill, 7.25%,
                5/15/04                                        $   50,300,000
                                                               --------------

    Shares
                Security Lending Collateral - 1.6%
103,833,758     Securities Lending Investment Fund, 1.02%      $  103,833,758
                                                               --------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $154,133,758)                            $  154,133,758
                                                               --------------
                TOTAL INVESTMENT IN SECURITIES - 101.8%
                (Cost $4,216,623,954) (a)(b)                   $6,476,726,434
                                                               --------------
                OTHER ASSETS AND LIABILITIES - (1.8)%          $ (115,377,561)
                                                               --------------
                TOTAL NET ASSETS - 100.0%                      $6,361,348,873
                                                               ==============

(A.D.R.)  American Depositary Receipt
*         Non-income producing security.
+         Investment held by the Fund representing 5% or
          more of the out- standing voting stock of such
          company.
(a)       At December 31, 2003, the net unrealized gain on
          investments based on cost for federal income tax
          purposes of $4,220,197,798 was as follows:
          Aggregate gross unrealized gain for all investments
          in which there is an excess of value over tax cost   $2,396,351,093
          Aggregate gross unrealized loss for all investments
          in which there is an excess of tax cost over value     (139,822,457)
                                                               --------------
          Net unrealized gain                                  $2,256,528,636
                                                               ==============
(b)       At December 31, 2003, the Fund had a net capital loss carryforward of
          $465,414,623 of which the following amounts will expire between 2009 and 2011, if not utilized.
           $ 97,992,548 in 2009
           $175,246,741 in 2010
           $192,175,334 in 2011
          Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2003 aggregated
          $347,290,862 and $617,895,250, respectively.

20    The accompanying notes are an integral part of these financial statements.

Pioneer Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/03
--------------------------------------------------------------------------------

 ASSETS:
    Investment in securities of unaffiliated issuers, at value
      (including securities loaned of $100,953,544)
      (cost $4,208,876,354)                                              $6,385,767,202
    Investment in securities of affiliated issuers
      at value (cost $7,747,600)                                             90,959,232
                                                                         --------------
      Total Investment in Securities at value (cost $4,216,623,954)      $6,476,726,434
                                                                         --------------
    Cash                                                                 $       58,091
    Receivables -
      Fund shares sold                                                        4,533,494
      Dividends, interest and foreign taxes withheld                          8,172,704
    Other                                                                        46,699
                                                                         --------------
        Total assets                                                     $6,489,537,422
                                                                         --------------
 LIABILITIES:
    Payables -
      Investment securities purchased                                    $   12,298,889
      Fund shares repurchased                                                 4,939,419
      Upon return of securities loaned                                      103,833,758
    Due to affiliates                                                         6,644,046
    Accrued expenses                                                            472,437
                                                                         --------------
        Total liabilities                                                $  128,188,549
                                                                         --------------
 NET ASSETS:
    Paid-in capital                                                      $4,569,595,095
    Accumulated undistributed net investment income                             618,855
    Accumulated net realized loss on investments and
      foreign currency transactions                                        (468,988,467)
    Net unrealized gain on investments and foreign
      currency transactions                                               2,260,102,480
    Net unrealized gain on assets and liabilities denominated in
      foreign currencies                                                         20,910
                                                                         --------------
        Total net assets                                                 $6,361,348,873
                                                                         --------------
 NET ASSET VALUE PER SHARE:
 (Unlimited number of shares authorized)
    Class A (based on $5,370,887,672/141,350,188 shares)                 $        38.00
                                                                         --------------
    Class B (based on $555,669,403/14,945,460 shares)                    $        37.18
                                                                         --------------
    Class C (based on $292,526,141/7,940,601 shares)                     $        36.84
                                                                         --------------
    Class R (based on $3,055,316/80,274 shares)                          $        38.06
                                                                         --------------
    Class Y (based on $139,210,341/3,654,506 shares)                     $        38.09
                                                                         --------------
 MAXIMUM OFFERING PRICE:
    Class A ($38.00 [divided by] 94.25%)                                 $        40.32
                                                                         --------------
    Class C ($36.84 [divided by] 99.00%)                                 $        37.21
                                                                         --------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/03

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of
     $1,002,671 and including income from affiliated
     issuers of $856,128)                               $  108,708,322
  Interest                                                     267,131
  Income from securities loaned, net                           171,285
                                                        --------------
       Total investment income                                            $  109,146,738
                                                                          --------------
EXPENSES:
  Management fees
     Basic Fee                                          $   33,625,165
     Performance Adjustment                                 (5,348,868)
  Transfer agent fees
     Class A                                                15,183,995
     Class B                                                 2,253,309
     Class C                                                   859,134
     Class Y                                                    65,358
  Distribution fees
     Class A                                                10,961,738
     Class B                                                 4,912,617
     Class C                                                 2,434,103
     Class R                                                     1,266
  Administrative fees                                          848,460
  Custodian fees                                               321,852
  Registration fees                                            164,290
  Professional fees                                            182,527
  Printing                                                     238,909
  Fees and expenses of nonaffiliated trustees                  192,498
  Miscellaneous                                                137,240
                                                        --------------
       Total expenses                                                     $   67,033,593
                                                                          --------------
       Less fees paid indirectly                                                (171,229)
                                                                          --------------
       Net expenses                                                       $   66,862,364
                                                                          --------------
         Net investment income                                            $   42,284,374
                                                                          --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
     Investments                                        $  (53,264,701)
     Other assets and liabilities denominated in
       foreign currencies                                      (26,076)
                                                        --------------
                                                                          $  (53,290,777)
                                                                          --------------
  Change in net unrealized gain (loss) on:
     Investments                                        $1,269,898,634
     Other assets and liabilities denominated in
       foreign currencies                                      (19,183)   $1,269,879,451
                                                        --------------    --------------
  Net gain on investments and foreign currency
     transaction                                                          $1,216,588,674
                                                                          --------------
  Net increase in net assets resulting from
     operations                                                           $1,258,873,048
                                                                          --------------

22    The accompanying notes are an integral part of these financial statements.

Pioneer Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For Years Ended 12/31/03 and 12/31/02

                                                          Year Ended          Year Ended
                                                           12/31/03            12/31/02
FROM OPERATIONS:
Net investment income                                  $     42,284,374   $     41,167,130
Net realized loss on investments and foreign
  currency transactions                                     (53,290,777)      (304,996,588)
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                       1,269,879,451     (1,176,042,354)
                                                       ----------------   ----------------
  Net increase (decrease) in net assets resulting
     from operations                                   $  1,258,873,048   $ (1,439,871,812)
                                                       ----------------   ----------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.28 and $0.26 per share, respectively)    $    (40,877,893)  $    (39,066,806)
  Class B ($0.02 and $0.00 per share, respectively)            (305,643)                 -
  Class C ($0.03 and $0.02 per share, respectively)            (225,131)          (180,575)
  Class R ($0.23 and $0.00 per share, respectively)              (3,648)                 -
  Class Y ($0.42 and $0.39 per share, respectively)          (1,401,132)        (1,022,218)
                                                       ----------------   ----------------
     Total distributions to shareowners                $    (42,813,447)  $    (40,269,599)
                                                       ----------------   ----------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $    759,084,979   $    949,583,716
Reinvestment of distributions                                36,778,069         34,397,113
Cost of shares repurchased                               (1,029,908,844)    (1,330,063,698)
                                                       ----------------   ----------------
  Net decrease in net assets resulting from fund
     share transactions                                $   (234,045,796)  $   (346,082,869)
                                                       ----------------   ----------------
  Net increase (decrease) in net assets                $    982,013,805   $ (1,826,224,280)
                                                       ----------------   ----------------
NET ASSETS:
Beginning of year                                         5,379,335,068      7,205,559,348
                                                       ----------------   ----------------
End of year (including accumulated undistributed
  net investment income of $618,855 and
  $1,174,004, respectively                             $  6,361,348,873   $  5,379,335,068
                                                       ----------------   ----------------

The accompanying notes are an integral part of these financial statements.   23

Pioneer Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------
For Years Ended 12/31/03 and 12/31/02

                                   '03 Shares       '03 Amount          '02 Shares      '02 Amount
CLASS A
Shares sold                         16,283,174     $ 531,694,054         20,614,457   $  721,548,534
Reinvestment of distributions        1,039,242        35,090,957            986,492       33,337,885
Less shares repurchased            (25,028,243)     (815,318,096)       (30,537,915)  (1,056,094,249)
                                   -----------     -------------        -----------   --------------
  Net decrease                      (7,705,827)    $(248,533,085)        (8,936,966)  $ (301,207,830)
                                   -----------     -------------        -----------   --------------
CLASS B
Shares sold                          2,012,328     $  64,912,520          3,504,416   $  120,638,678
Reinvestment of distributions            7,733           242,312                  -                -
Less shares repurchased             (3,275,043)     (102,622,003)        (5,160,924)    (172,028,404)
                                   -----------     -------------        -----------   --------------
  Net decrease                      (1,254,982)    $ (37,467,171)        (1,656,508)  $  (51,389,726)
                                   -----------     -------------        -----------   --------------
CLASS C
Shares sold                          2,519,211     $  81,001,499          2,674,204   $   91,362,204
Reinvestment of distributions            4,081           128,911              3,322          101,900
Less shares repurchased             (2,162,792)      (68,119,905)        (2,585,589)     (85,053,658)
                                   -----------     -------------        -----------   --------------
  Net increase                         360,500     $  13,010,505             91,937   $    6,410,446
                                   -----------     -------------        -----------   --------------
CLASS R (a)
Shares sold                             80,545     $   2,950,217
Reinvestment of distributions              100             3,644
Less shares repurchased                   (371)          (13,146)
                                   -----------     -------------
  Net increase                          80,274     $   2,940,715
                                   -----------     -------------
CLASS Y
Shares sold                          2,317,371     $  78,526,689            461,518   $   16,034,300
Reinvestment of distributions           38,268         1,312,245             28,026          957,328
Less shares repurchased             (1,305,698)      (43,835,694)          (495,017)     (16,887,387)
                                   -----------     -------------        -----------   --------------
  Net increase (decrease)            1,049,941     $  36,003,240             (5,473)  $      104,241
                                   -----------     -------------        -----------   --------------

(a) Class R shares were first publicly offered April 1, 2003.

24    The accompanying notes are an integral part of these financial statements.

Pioneer Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended      Year Ended    Year Ended     Year Ended     Year Ended
CLASS A                                                      12/31/03        12/31/02      12/31/01       12/31/00       12/31/99
Net asset value, beginning of period                        $    30.76      $   38.87     $   44.26      $    47.60     $    43.30
                                                            ----------      ---------     ---------      ----------     ----------
Increase (decrease) from investment operations:
 Net investment income                                      $     0.28      $    0.27     $    0.18      $     0.16     $     0.18
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                  7.24          (8.12)        (5.11)          (0.14)          6.51
                                                            ----------      ---------     ---------      ----------     ----------
   Net increase (decrease) from investment operations       $     7.52      $   (7.85)    $   (4.93)     $     0.02     $     6.69
Distributions to shareowners:
 Net investment income                                      $    (0.28)     $   (0.26)    $   (0.16)     $    (0.12)    $    (0.17)
 Net realized gain                                                   -              -         (0.30)          (3.24)         (2.22)
                                                            ----------      ---------     ---------      ----------     ----------
Net increase (decrease) in net asset value                  $     7.24      $   (8.11)    $   (5.39)     $    (3.34)    $     4.30
                                                            ----------      ---------     ---------      ----------     ----------
Net asset value, end of period                              $    38.00      $   30.76     $   38.87      $    44.26     $    47.60
                                                            ----------      ---------     ---------      ----------     ----------
Total return*                                                    24.58%        (20.26)%      (11.13)%          0.12%         15.63%
Ratio of net expenses to average net assets+                      1.09%          1.11%         1.14%           1.11%          1.10%
Ratio of net investment income to average net assets+             0.86%          0.75%         0.43%           0.31%          0.39%
Portfolio turnover rate                                              6%             7%            6%             20%            10%
Net assets, end of period (in thousands)                    $5,370,888      $4,584,649    $6,140,520     $6,645,954     $6,638,130
Ratios with reductions for fees paid indirectly:
 Net expenses                                                     1.09%          1.10%         1.13%           1.09%          1.09%
 Net investment income                                            0.86%          0.76%         0.44%           0.33%          0.40%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended    Year Ended   Year Ended    Year Ended   Year Ended
CLASS B                                                         12/31/03      12/31/02     12/31/01      12/31/00     12/31/99
Net asset value, beginning of period                            $ 30.14      $  38.13      $  43.61       $ 47.24      $ 43.20
                                                                -------      --------      --------       -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                            $ (0.02)     $  (0.09)     $  (0.12)      $ (0.18)     $ (0.12)
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                   7.08         (7.90)        (5.06)        (0.21)        6.38
                                                                -------      --------      --------       -------      -------
   Net increase (decrease) from investment operations           $  7.06      $  (7.99)     $  (5.18)      $ (0.39)     $  6.26
Distributions to shareowners:
 Net investment income                                          $ (0.02)     $      -      $      -       $     -      $     -
 Net realized gain                                                    -             -         (0.30)        (3.24)       (2.22)
                                                                -------      --------      --------       -------      -------
Net increase (decrease) in net asset value                      $  7.04      $  (7.99)     $  (5.48)      $ (3.63)     $  4.04
                                                                -------      --------      --------       -------      -------
Net asset value, end of period                                  $ 37.18      $  30.14      $  38.13       $ 43.61      $ 47.24
                                                                -------      --------      --------       -------      -------
Total return*                                                     23.44%       (20.96)%      (11.87)%       (0.75)%      14.63%
Ratio of net expenses to average net assets+                       2.00%         1.98%         1.99%         1.98%        1.98%
Ratio of net investment loss to average net assets+               (0.05)%       (0.12)%       (0.41)%       (0.56)%      (0.50)%
Portfolio turnover rate                                               6%            7%            6%           20%          10%
Net assets, end of period (in thousands)                        $555,669     $488,242      $680,820       $705,339     $593,145
Ratios with reduction for fees paid indirectly:
 Net expenses                                                      2.00%         1.97%         1.98%         1.96%        1.96%
 Net investment loss                                              (0.05)%       (0.11)%       (0.40)%       (0.54)%      (0.48)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended    Year Ended   Year Ended    Year Ended   Year Ended
CLASS C                                                          12/31/03      12/31/02     12/31/01      12/31/00    12/31/99(a)
Net asset value, beginning of period                             $  29.84     $  37.74     $  43.15       $ 46.76      $ 42.76
                                                                 --------     --------     --------       -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $   0.02     $  (0.54)    $  (0.06)      $ (0.12)     $ (0.09)
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                     7.01        (7.34)       (5.05)        (0.25)        6.31
                                                                 --------     --------     --------       -------      -------
   Net increase (decrease) from investment operations            $   7.03     $  (7.88)    $  (5.11)      $ (0.37)     $  6.22
Distributions to shareowners:
 Net investment income                                           $  (0.03)    $  (0.02)    $      -       $     -      $     -
 Net realized gain                                                      -            -        (0.30)        (3.24)       (2.22)
                                                                 --------     --------     --------       -------      -------
Net increase (decrease) in net asset value                       $   7.00     $  (7.90)    $  (5.41)      $ (3.61)     $  4.00
                                                                 --------     --------     --------       -------      -------
Net asset value, end of period                                   $  36.84     $  29.84     $  37.74       $ 43.15      $ 46.76
                                                                 --------     --------     --------       -------      -------
Total return*                                                       23.58%      (20.87)%     (11.84)%       (0.72)%      14.68%
Ratio of net expenses to average net assets+                         1.89%        1.90%        1.94%         1.95%        1.96%
Ratio of net investment income (loss) to average net assets+         0.05%       (0.03)%      (0.37)%       (0.54)%      (0.49)%
Portfolio turnover rate                                                 6%           7%           6%           20%          10%
Net assets, end of period (in thousands)                         $292,526     $226,183     $282,616       $240,792     $156,739
Ratios with reduction for fees paid indirectly:
 Net expenses                                                        1.89%        1.89%        1.93%         1.92%        1.93%
 Net investment income (loss)                                        0.05%       (0.02%)      (0.36%)       (0.51%)      (0.46%)

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   4/1/03
                                                                     to
                                                                  12/31/03
CLASS R (a)
Net asset value, beginning of period                               $ 29.24
                                                                   -------
Increase from investment operations:
  Net investment income                                            $  0.21
  Net realized and unrealized gain on investments and foreign
     currency transactions                                            8.84
                                                                   -------
     Net increase from investment operations                       $  9.05
Distributions to shareowners:
  Net investment income                                            $ (0.23)
Net increase in net asset value                                    $  8.82
                                                                   -------
Net asset value, end of period                                     $ 38.06
                                                                   -------
Total return*                                                        31.02%
Ratio of net expenses to average net assets+                          1.06%**
Ratio of net investment income to average net assets+                 0.65%**
Portfolio turnover rate                                                  6%
Net assets, end of period (in thousands)                           $ 3,055
Ratios with reduction for fees paid indirectly:
  Net expenses                                                        1.06%**
  Net investment income                                               0.65%**

(a)  Class R shares were first publicly offered on April 1, 2003.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

28    The accompanying notes are an integral part of these financial statements.

Pioneer Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended   Year Ended   Year Ended   Year Ended    5/6/99 to
CLASS Y                                                        12/31/03     12/31/02     12/31/01     12/31/00    12/31/99 (a)
Net asset value, beginning of period                           $  30.82     $  38.93     $  44.34     $ 47.62       $ 46.44
                                                               --------     --------     --------     -------       -------
Increase (decrease) from investment operations:
 Net investment income                                         $   0.41     $   0.41     $   0.24     $  0.35       $  0.23
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                   7.28        (8.13)       (5.02)      (0.14)         3.41
                                                               --------     --------     --------     -------       -------
   Net increase (decrease) from investment operations          $   7.69     $  (7.72)    $  (4.78)    $  0.21       $  3.64
Distributions to shareowners:
 Net investment income                                         $  (0.42)    $  (0.39)    $  (0.33)    $ (0.25)      $ (0.24)
 Net realized gain                                                    -            -        (0.30)      (3.24)        (2.22)
                                                               --------     --------     --------     -------       -------
Net increase (decrease) in net asset value                     $   7.27     $  (8.11)    $  (5.41)    $ (3.28)      $  1.18
                                                               --------     --------     --------     -------       -------
Net asset value, end of period                                 $  38.09     $  30.82     $  38.93     $ 44.34       $ 47.62
                                                               --------     --------     --------     -------       -------
Total return*                                                     25.14%      (19.92)%     (10.75)%      0.50%         8.00%
Ratio of net expenses to average net assets+                       0.61%        0.70%        0.72%       0.72%         0.72%**
Ratio of net investment income to average net assets+              1.31%        1.17%        0.84%       0.70%         0.73%**
Portfolio turnover rate                                               6%           7%           6%         20%           10%
Net assets, end of period (in thousands)                       $139,210     $ 80,262     $101,603     $12,566       $12,348
Ratios with reduction for fees paid indirectly:
 Net expenses                                                      0.61%        0.69%        0.70%       0.70%         0.71%**
 Net investment income                                             1.31%        1.18%        0.86%       0.72%         0.74%**

(a)  Class Y shares were first publicly offered on May 6, 1999
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

The Fund offers five classes of shares - Class A, Class B, Class C, Class R and Class Y shares. Class R shares were first publicly offered on April 1, 2003. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C and Class R shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where

Pioneer Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price on those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03                             (continued)
--------------------------------------------------------------------------------

    The tax character of distributions paid during the years ended December 31, 2003 and 2002, were as follows:

--------------------------------------------------------------------------------
                                           2003                 2002
--------------------------------------------------------------------------------
  Distributions paid from:
    Ordinary income                    $42,813,447          $40,269,599
    Long-term capital gain                       -                    -
                                       -----------          -----------
  Total                                $42,813,447          $40,269,599
                                       ===========          ===========
--------------------------------------------------------------------------------

    The following shows components of distributable earnings on a federal income tax basis at December 31, 2003.

--------------------------------------------------------------------------------
                                                               2003
--------------------------------------------------------------------------------
  Undistributed ordinary income                          $      618,855
  Capital loss-carryforward                                (465,414,623)
  Unrealized appreciation                                 2,256,549,546
                                                         --------------
  Total                                                  $1,791,753,778
                                                         ==============
--------------------------------------------------------------------------------

    The difference between book-basis and tax-basis unrealized appre ciations is attributable to the tax deferral of losses on wash sales.

    At December 31, 2003, the Fund has reclassified $26,076 to decrease accumulated undistributed net investment income and $26,076 to decrease accumulated net realized loss on investments and foreign currency transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $1,213,008 in underwriting commissions on the sale of fund shares during the year ended December 31, 2003.

Pioneer Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

E.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Class R and Class Y shares can bear different transfer agent and distribution fees.

F.  Securities Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

Pioneer Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03                             (continued)
--------------------------------------------------------------------------------

G. Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Standard and Poor's 500 Index. Pursuant to a shareowners vote on April 17, 2003, the benchmark was changed from the Lipper Growth & Income Funds Index effective May 1, 2003; however, the Lipper Index will be used for monthly periods prior to May 1, 2003 until it is eventually phased out. The performance comparison is made for a rolling 36-month period. For the year ended December 31, 2003, the aggregate performance adjustment resulted in a decrease to the basic fee of $5,348,868. For the year ended December 31, 2003, the net management fee was equivalent to 0.50% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2003, $3,122,813 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $1,581,896 in transfer agent fees payable to PIMSS at December 31, 2003.

Pioneer Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Distribution and Service Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B, Class C and Class R shares (Class A Plan, Class B Plan, Class C Plan, and Class R
Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15% of average daily net assets. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $1,939,337 in distribution fees payable to PFD at December 31, 2003. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2003, CDSCs in the amount of $1,186,608 were paid to PFD.

Pioneer Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03                             (continued)
--------------------------------------------------------------------------------

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2003, the Fund's expenses were reduced by $171,229 under such arrangements.

6. Line of Credit

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2003, the Fund had no borrowings under this agreement.

7. Affiliated Companies

The Fund's investments in certain companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund for the year ended December 31, 2003:

-------------------------------------------------------------------------------------
                 Beginning                                       Ending
                  Balance    Purchases     Sales    Dividend    Balance
   Affiliates     (shares)    (shares)   (shares)    Income     (shares)     Value
-------------------------------------------------------------------------------------
  John Wiley &
  Sons, Inc.    3,494,400   -           -          $856,128   3,494,400   $90,959,232
-------------------------------------------------------------------------------------

Pioneer Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)

For the fiscal year ended December 31, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purposes of the corporate dividends received deduction was 100%.

Pioneer Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 15, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP

Boston, Massachusetts
February 17, 2004

Pioneer Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available at pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address          Positions Held With the Fund   Term of Office and Length of Service
John F. Cogan, Jr. (77)*       Chairman of the Board,         Since 1982.
                               Trustee and President          Serves until a successor trustee is
                                                              elected or earlier retirement or removal.

* Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

-------------------------------------------------------------------------------------------------------
Osbert M. Hood (51)**          Trustee and                    Since June 2003.
                               Executive Vice President       Serves until a successor trustee is
                                                              elected or earlier retirement or removal.

** Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

-------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------

Name, Age and Address          Positions Held With the Fund   Term of Office and Length of Service
Mary K. Bush (55)              Trustee                        Since 1997.
3509 Woodbine Street,                                         Serves until a successor trustee is
Chevy Chase, MD 20815                                         elected or earlier retirement or removal.

-------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (77)   Trustee                        Since 1992.
Boston University Healthcare                                  Serves until a successor trustee is
Entrepreneurship Program,                                     elected or earlier retirement or removal.
53 Bay State Road,
Boston, MA 02215
-------------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years                 Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global Asset      Director of Harbor Global Company,
Management S.p.A. ("PGAM"); Non-Executive Chairman          Ltd.
and a Director of Pioneer Investment Management USA
Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
Director of Pioneer Alternative Investment Management
Limited (Dublin); President and a Director of Pioneer
Alternative Investment Management (Bermuda) Limited
and affiliated funds; President and Director of Pioneer
Funds Distributor, Inc. ("PFD"); President of all of the
Pioneer Funds; and Of Counsel (since 2000, partner
prior to 2000), Hale and Dorr LLP (counsel to PIM-USA
and the Pioneer Funds)

-------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, PIM-USA since        None
May, 2003 (Director since January, 2001); President
and Director of Pioneer since May, 2003; Chairman
and Director of Pioneer Investment Management
Shareholder Services, Inc. ("PIMSS") since May, 2003;
Executive Vice President of all of the Pioneer Funds
since June, 2003; Executive Vice President and Chief
Operating Officer of PIM-USA, November 2000 to May
2003; Executive Vice President, Chief Financial Officer
and Treasurer, John Hancock Advisers, L.L.C., Boston,
MA, November 1999 to November 2000; Senior Vice
President and Chief Financial Officer, John Hancock
Advisers, L.L.C., April 1997 to November 1999

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                 Other Directorships Held by this Trustee
President, Bush International (international financial      Director of Brady Corporation
advisory firm)                                              (industrial identification and
                                                            specialty coated material products
                                                            manufacturer), Millennium Chemicals,
                                                            Inc. (commodity chemicals), Mortgage
                                                            Guaranty Insurance Corporation, and
                                                            R.J. Reynolds Tobacco Holdings, Inc.
                                                            (tobacco)
------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care              None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of Surgery,
Boston University School of Medicine; and University
Professor, Boston University
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address           Positions Held With the Fund   Term of Office and Length of Service
Margaret B.W. Graham (56)       Trustee                        Since 1990.
1001 Sherbrooke Street West,                                   Serves until a successor trustee is
Montreal, Quebec, Canada                                       elected or earlier retirement or removal.
H3A 1G5
------------------------------------------------------------------------------------------------------
Marguerite A. Piret (55)        Trustee                        Since 1982.
One Boston Place, 28th Floor,                                  Serves until a successor trustee is
Boston, MA 02108                                               elected or earlier retirement or removal.
------------------------------------------------------------------------------------------------------
Stephen K. West (75)            Trustee                        Since 1993.
125 Broad Street,                                              Serves until a successor trustee is
New York, NY 10004                                             elected or earlier retirement or removal.
------------------------------------------------------------------------------------------------------
John Winthrop (67)              Trustee                        Since 1985.
One North Adgers Wharf,                                        Serves until a successor trustee is
Charleston, SC 29401                                           elected or earlier retirement or removal.
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                 Positions Held With the Fund   Term of Office and Length of Service

Dorothy E. Bourassa (56)     Secretary                      Serves at the discretion of board.

------------------------------------------------------------------------------------------------------
Christopher J. Kelley (39)   Assistant Secretary            Serves at the discretion of board.

------------------------------------------------------------------------------------------------------
David C. Phelan (46)         Assistant Secretary            Serves at the discretion of board.

------------------------------------------------------------------------------------------------------
Vincent Nave (58)            Treasurer                      Serves at the discretion of board.

------------------------------------------------------------------------------------------------------
Luis I. Presutti (38)        Assistant Treasurer            Serves at the discretion of board.

------------------------------------------------------------------------------------------------------

                                                                   Other Directorships Held by this
Principal Occupation During Past Five Years                        Trustee
Founding Director, The Winthrop Group, Inc. (consulting firm);     None
Professor of Management, Faculty of Management, McGill
University

------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, Newbury, Piret &            None
Company, Inc. (investment banking firm)

------------------------------------------------------------------------------------------------------
Senior Counsel, Sullivan & Cromwell (law firm)                     Director, The Swiss Helvetia Fund,
                                                                   Inc. (closed-end investment
                                                                   company) and AMVESCAP PLC
                                                                   (investment managers)
------------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.                               None
(private investment firm)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 Other Directorships Held by this
Principal Occupation During Past Five Years                      Officer
Secretary of PIM-USA; Senior Vice President-Legal of             None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Secretary of all of the
Pioneer Funds since September 2003 (Assistant
Secretary from November 2000 to September 2003);
and Senior Counsel, Assistant Vice President and Director of
Compliance of PIM-USA from April 1998 through
October 2000
------------------------------------------------------------------------------------------------------
Assistant Vice President and Senior Counsel of Pioneer since     None
July 2002; Vice President and Senior Counsel of BISYS Fund
Services, Inc. (April 2001 to June 2002); Senior Vice
President and Deputy General Counsel of Funds Distributor,
Inc. (July 2000 to April 2001; Vice President and Associate
General Counsel from July 1996 to July 2000); Assistant
Secretary of all of the Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------
Partner, Hale and Dorr LLP; Assistant Secretary of all of        None
Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------
Vice President-Fund Accounting, Administration and Custody       None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to November 2000)
------------------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting, Administration         None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                  Positions Held With the Fund   Term of Office and Length of Service
Gary Sullivan (45)            Assistant Treasurer            Serves at the discretion of board.

---------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (30)   Assistant Treasurer            Serves at the discretion of board.

---------------------------------------------------------------------------------------------------

                                                               Other Directorships Held by this
Principal Occupation During Past Five Years                    Officer
Fund Accounting Manager-Fund Accounting, Administration        None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
---------------------------------------------------------------------------------------------------
Fund Administration Manager-Fund Accounting,                   None
Administration and Custody Services since June 2003;
Assistant Vice President-Mutual Fund Operations of
State Street Corporation from June 2002 to June 2003
(formerly Deutsche Bank Asset Management); Pioneer
Fund Accounting, Administration and Custody Services
(Fund Accounting Manager from August 1999 to May 2002,
Fund Accounting Supervisor from 1997 to July 1999);
Assistant Treasurer of all of the Pioneer Funds since
September 2003
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                       ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                        www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus. For more information about any Pioneer fund, call your financial advisor, or call Pioneer directly at 1-800-225-6292. Please request a free prospectus, which contains information about fund charges and expenses. Read it carefully before you invest or send money.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street                                                   14704-00-0204
Boston, Massachusetts 02109            (C) 2004 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com           Underwriter of Pioneer mutual funds, Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Pioneer Fund, including fees associated with the annual filings of its Form N-1A, totaled approximately $31,150 in 2003 and approximately
$32,400 in 2002.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2002 and 2003.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $3,600 and $3,750 for 2003 and 2002, respectively. Additionally, there were fees for tax compliance services in 2002 that totaled approximately $4,100 for the 2001 tax returns.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2002 and 2003.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

   N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Aggregate Non-Audit Fees

The aggregate non-audit fees for the Fund and affiliates as previously defined, totaled approximately $133,900 in 2003 and $85,200 in 2002. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 05, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 05, 2004


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date March 05, 2004

* Print the name and title of each signing officer under his or her signature.